THE NEW ECONOMY FUND

1996 ANNUAL REPORT
For the year ended November 30

INVESTING FOR COLLEGE

[Photo:  family photo, textbook, school pennant, personal check]

[The American Funds Group(r)]

RESULTS AT A GLANCE

FISCAL 1996 TOTAL RETURN
for the 12 months ended November 30, 1996
(with all distributions reinvested)

The New Economy Fund                             +15.0%
Standard & Poor's 500 Composite Index            +27.9
Lipper Growth Funds Index                        +20.3
Morgan Stanley Capital International EAFE(r)
(Europe, Australasia, Far East) Index            +12.1

LIFETIME TOTAL RETURN
since inception on December 1, 1983 to November 30, 1996
(with all distributions reinvested)

The New Economy Fund                            +522.0%
Standard & Poor's 500 Composite Index           +598.9
Lipper Growth Funds Index                       +421.4
Morgan Stanley Capital International EAFE(r)
(Europe, Australasia, Far East) Index           +600.4

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1996 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $50,000 or more.

                                  AVERAGE ANNUAL
                            TOTAL RETURN     COMPOUND RETURN

Ten years                    +246.57%           +13.23%
Five years                   +86.05             +13.22
One year                     +6.38                 -

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND, UNLESS OTHERWISE NOTED, ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Of course, investments outside the U.S. involve special risks such as currency fluctuations, political instability, differing securities regulations, and periods of illiquidity. Global diversification can help reduce these risks.

The New Economy Fund(r) is designed to help you participate in the many investment opportunities that are being created as society continues to shift from producing standardized goods to providing a wide array of services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, entertainment to computer software, and airlines to health care - all of which are benefiting from the accelerating demand for services and information.

[Sidebar]
Our fiscal 1996 results were achieved in an environment of moderate economic growth, benign inflation and further increases in corporate earnings.
[End Sidebar]


WHERE THE FUND'S ASSETS ARE INVESTED
(as of 11/30/96)

                                    PERCENT OF

COUNTRY                             NET ASSETS

United States                       63.14%
United Kingdom                      3.50
Canada                              2.46
Netherlands                         1.95
Mexico                              1.81
Italy                               1.60
Hong Kong                           1.53
Australia                           1.44
New Zealand                         1.19
Japan                               1.10
Sweden                              .95
Spain                               .82
Germany                             .74
Ireland                             .74
Denmark                             .65
Other countries                     4.65
                                    88.27

Cash & Equivalents                  11.73

Total                               100.00%



FELLOW SHAREHOLDERS

In fiscal 1996, The New Economy Fund posted a double-digit gain for the ninth time since operations began in 1983. For the 12 months ended November 30, the value of your holdings rose 15.0% if, like most shareholders, you reinvested income dividends totaling 19 cents a share and a 69-cent capital gain distribution that were paid during the year. This gain matched almost exactly the fund's lifetime average annual compound return of 15.1%.

     Our fiscal 1996 results were achieved in an environment of moderate economic growth, benign inflation and further increases in corporate earnings. This confluence of favorable factors continued to create an unusually bullish atmosphere in the U.S. stock market. The averages kept climbing, with the unmanaged Standard & Poor's 500 Composite Index rising 27.9% for the 12 months on a total return basis. A more relevant yardstick by which the fund's results are often measured, the Lipper Growth Funds Index, went up 20.3%; this index tracks the 30 largest U.S. growth funds.

     In fiscal 1996 the majority of investments held in our portfolio throughout the year rose in price. Relative to the benchmarks by which our results are typically measured, however, it clearly was not a banner year. Neither the Growth Funds Index nor the S&P 500 are perfect benchmarks; however, over long periods of time that include market declines as well as advances, we believe we should outpace them both. During some periods, the S&P500 can be a particularly tough comparison. Unlike all mutual funds, it incurs no expenses. And, unlike New Economy, it includes several capital equipment producers and other manufacturing firms that were market favorites in '96. It also focuses on larger corporations while NEF's portfolio includes many smaller firms. With a few exceptions, the stocks of smaller firms were not among the market leaders in '96.

     A number of the fund's largest holdings fell in price during the 12 months. Two of the biggest decliners were United HealthCare and Tele-Communications (TCI Group), which went down 31.4% and 27.0%, respectively. Tele-Communications (TCI Group), the nation's largest cable-TV operator and one of our biggest holdings for several years, has been an enormously profitable investment for New Economy. The market value of the fund's position in the stock on November 30 was more than ten times the original acquisition cost. It's worth noting, too, that the company has conducted successful spinoffs, notably Liberty Media, a stock which increased substantially in price and contributed greatly to the fund's results earlier in the decade.

     New Economy owns a number of other media-related holdings as well as several health care issues which fit this same pattern of stocks that have done well for the fund in the past but fared poorly in fiscal '96. Their weak showings accounted for quite a bit of the gap between our results and those of the U.S. indexes. Nonetheless, we remain enthusiastic about the longer term prospects for virtually all of these companies. By and large, they are well-managed, rapidly growing firms whose prosperity should be reflected in higher stock prices in the future.

     One area of strength in 1996 for New Economy was investments in companies based outside the United States, which did rather poorly the previous year. In fiscal '96, many of these holdings made a positive contribution to the fund's results. This was especially gratifying since equity markets beyond our borders generally trailed the U.S. market for the 12 months. (The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, which measures all major markets outside North America, went up 12.1% during this period.) Of the 28 non-U.S. stocks held in the fund's portfolio throughout the 12 months, 19 rose in price; eight of those went up more than 50%. Big gainers included Hennes & Mauritz, a European apparel firm (+132.3%), Royal Bank of Canada (+60.7%), and ING Groep, a Dutch financial services firm (+46.5%).

     In keeping with our overall philosophy, New Economy's non-U.S. holdings are primarily long-term investments. They allow the fund to participate in the growth of service and information companies all over the world and currently account for about 25% of net assets, up from less than 20% five years ago. In expanding this portion of the portfolio, we have drawn extensively on the global research capabilities of the fund's investment adviser, Capital Research and Management Company. It maintains one of the industry's most elaborate investment intelligence networks, employing more than 100 portfolio counselors and analysts who travel the world regularly, studying companies and gathering information on which our buy and sell decisions are made. Each year, these investment professionals make thousands of research visits in dozens of countries, including the United States.

     Over the past few years, we have witnessed a series of mini-corrections in various parts of the U.S. stock market - the recent downturns in media-related, health care and high-technology issues are prime examples. However, after a lengthy bull market such as the one we have experienced since the early 1980s, it would not be surprising to see equities stage a broader correction. We believe that New Economy shareholders who have the patience and self-discipline to stay with their investment through such down periods should, over time, continue to be rewarded. Service- and information-oriented industries - the vibrant area in which the fund invests - offer what we feel is superior long-term growth potential and outstanding opportunity for the patient investor.

     On the following pages, you will find a feature on shareholders who have taken a long-term view of their holdings and earmarked them for college expenses. We hope you find the article interesting as well as informative.

Cordially,

[/s/ Robert B. Egelston]
Robert B. Egelston
Chairman of the Board

[/s/ William R. Grimsley]
William R. Grimsley
President

January 17, 1997

[Sidebar]
Service- and information-oriented industries - the vibrant area in which the fund invests - offer what we feel is superior long-term growth potential and outstanding opportunity for the patient investor.
[End Sidebar]

HOW A $10,000 INVESTMENT HAS GROWN
Here's how a $10,000 investment grew between December 1, 1983 - when The New Economy Fund began operations - and November 30, 1996, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $58,631 with all distributions reinvested, an average increase of 14.6% a year. The fund's year-by-year results appear under the chart.


[chart]

                   NEF at maximum            NEF at net
                   offering price            asset value                       Lipper            Consumer
                   (with 5.75%               (without any       S&P 500        Growth            Price
Year Ended         sales charge              sales charge)      Composite      Funds             Index
November 30        deducted)/1//2//4/        /1/ /3/            Index/1/       Index/1/ /5/      (inflation)/6/
1983               $9,425                    $10,000            $10,000        $10,000           $10,000
1984               9,485                     10,062             10,287         9,222             10,405
1985               13,144                    13,944             13,276         11,906            10,771
1986               15,950                    16,920             16,957         14,566            10,909
1987               15,093                    16,011             16,149         13,569            11,403
1988               18,462                    19,585             19,914         16,403            11,887
1989               25,269                    26,806             26,059         21,252            12,441
1990               21,886                    23,217             25,124         19,611            13,221
1991               26,413                    28,020             30,249         24,758            13,617
1992               32,641                    34,627             35,853         29,299            14,032
1993               42,631                    45,224             39,470         32,478            14,407
1994               41,376                    43,894             39,867         32,541            14,792
1995               50,984                    54,085             54,634         43,359            15,178
1996               58,631                    62,198             69,895         52,141            15,672

Year Ended November 30                   1984          1985         1986         1987       1988
Total Value Dividends Reinvested         -             $199         140          367        315
Value at Year-End /2/                    $9,485        13,144       15,950       15,093     18,462
NEF TOTAL RETURN                         (5.2)%        38.6         21.3         (5.4)      22.3
Year Ended November 30                   1989          1990         1991         1992       1993
Total Value Dividends Reinvested         421           566          589          328        189
Value at Year-End /2/                    25,269        21,886       26,413       32,641     42,631
NEF TOTAL RETURN                         36.9          (13.4)       20.7         23.6       30.6
Year Ended November 30                   1994          1995         1996
Total Value Dividends Reinvested         307           517          578
Value at Year-End /2/                    41,376        50,984       58,631
NEF TOTAL RETURN                         (2.9)         23.2         15.0

Average annual compound return for 13 years:  14.6% /2/

/1/ All results are calculated with dividends and capital gains reinvested.

/2/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/3/ Includes reinvested dividends of $4,793 and reinvested capital gain distributions of $17,846.

/4/ Includes reinvested dividends of $4,516 and reinvested capital gain distributions of $16,822.

/5/ This index tracks the 30 largest U.S. growth funds (representing about 56% of all U.S. growth fund assets).

/6/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]


Average Annual Compound Returns*
(for periods ended November 30, 1996)

Ten Years              +13.23%
Five Years             +15.91%
One Year               +8.36%

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.


INVESTING FOR COLLEGE
For many families, setting aside money for college has become one of life's most important financial goals. It also has become a formidable challenge. As newspaper and magazine articles keep reminding us, the cost of higher education is soaring. Over the past 15 years it has more than doubled at many public institutions, and nearly tripled at many private schools.

     If it continues climbing at this pace - and there is every reason to believe it may - the numbers become positively eyepopping. As the chart on page 7 shows, for a child born today, the price tag for four years of education could be well over $100,000 at public universities, and over $200,000 at many private colleges. A family planning to send three children to the Ivy League could easily be looking at a total bill approaching $1 million - and that doesn't include the cost of graduate study.

     Even today, putting one child through a quality institution of higher learning can cost nearly as much as buying a house. Nonetheless, few would argue that it's anything but a worthwhile investment. A good education delivers excellent value with a host of benefits that include a heightened sense of self-confidence, cultural awareness, training for a rewarding career and an opportunity for monetary success. Government figures show that, over their lifetimes, those who complete four years of college have the potential to earn hundreds of thousands of dollars more than those who do not.

     The question in the meantime is how to pay for the tuition, room, board and other expenses that have to be met. Scholarships, grants and prepaid tuition plans (which are offered in several states) can ease the burden for some families. Other sources of relief include educational loans and financial aid packages. However, experts caution against counting heavily on aid to serve as the primary source of college money. Many students are not eligible for aid, and increasingly it is being doled out in smaller amounts and, at some schools, in the form of loans rather than grants, which means the money must be repaid.

     Thus it is not surprising to find that a growing number of families have decided the best way of providing for the bulk of college expenses is to accumulate money for them through a program of saving and investing. The four families featured in this article have been doing precisely that, using Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) accounts in The New Economy Fund.


[chart]
COSTS FOR FOUR YEARS OF COLLEGE*

Year                         Public University            Private College
1981                         $18,183                      $33,469
1982                         19,546                       36,739
1983                         20,842                       40,025
1984                         22,180                       43,297
1985                         23,553                       46,708
1986                         25,097                       50,222
1987                         26,740                       53,908
1988                         28,237                       58,132
1989                         29,831                       62,142
1990                         31,526                       66,062
1991                         33,170                       69,834
1992                         34,884                       73,347
1993                         36,486                       76,753
1994                         38,152                       80,490
1995                         40,004                       84,583
1996                         42,211                       89,072
1997                         44,743                       94,416
1998                         47,428                       100,081
1999                         50,274                       106,086
2000                         53,290                       112,451
2001                         56,487                       119,188
2002                         59,877                       126,350
2003                         63,469                       133,931
2004                         67,277                       141,967
2005                         71,314                       150,485
2006                         75,593                       159,514
2007                         80,128                       169,084
2008                         84,936                       179,229
2009                         90,032                       189,983
2010                         95,434                       201,382
2011                         101,160                      213,465
2012                         107,230                      226,273
2013                         113,664                      239,849
2014                         120,484                      254,240

*The cost for four years of college is the sum of four consecutive individual years beginning with the year the student enters college. Historical and current costs - which include tuition and fees, room and board, books supplies, travel and personal expenses - are based on data supplied by the College Board. Projected costs (dotted lines) assume a 6% average annual increase for the period from 1997 on.
[end chart]

     While custodial accounts are not the answer for everyone, they have become highly popular among our shareholders - there are now more than 18,000 of them in New Economy, and more than 600,000 in the American Funds family of mutual funds.

     With an UGMA or UTMA, until a child reaches age 14, the first $600 a year in investment earnings is tax-exempt and the second $600 is taxed at the child's marginal rate, which is often 0%; any earnings beyond that are taxed at the parents' marginal rate. (The tax and other ramifications of UGMAs and UTMAs should be reviewed with your legal adviser and broker or financial planner.)

     Calculating exactly how much money one will need for college is difficult. There are elements in the equation that are nearly impossible to predict, such as changes in future income or in the rate at which costs may go up at a particular school. The rate of increase is likely to be higher or lower than 6%, the figure used in our charts; that's simply the average annual increase for all colleges and universities over the past decade and a half.

     The best most families can come up with is an extremely rough estimate of the total amount that may eventually be required and an estimate of the amounts that ought to be set aside each month. The table on page 8 shows four total amounts and monthly amounts for a newborn child entering the average public or private university in 2014, and for a child currently in the 7th grade.

                     Amounts to be
                     Invested Monthly*
Total Amount         Newborn Child          7th Grader
to be Saved          (enter in 2014)        (enter in 2001)
$50,000              $51                    $502
$100,000             101                    1,005
$150,000             152                    1,507
$200,000             203                    2,009

*The monthly investments shown are assumed to stop the year the student enters college. Earnings continue through the beginning of the senior year, when the final tuition payment is made. The table assumes an annual return of 12.7%, equal to the average annual total return of Standard & Poor's 500 Composite Index over the past 50 years.


     For illustrative purposes, the table assumes an annual return of 12.7%. This is the average annual total return recorded over the past half-century by Standard & Poor's 500 Composite Index, a broad unmanaged measure of the U.S. stock market. Your actual return, of course, could be either lower or higher than this.

     The average gain recorded by The New Economy Fund over its 13-year lifetime is 15.1% with all distributions taken in additional shares. (The total return generated by the index during this time was 16.1%.) A word of caution is in order, however. The period since New Economy began has been highly favorable for growth-oriented equities, and NEF's average return to date should not be viewed as a reliable indicator of future results.

     It should be kept in mind, too, that the pursuit of an undergraduate degree is a process which typically takes four years or longer to complete. The total amount of money required does not have to be available at the start of the first year.

     As with any investment program, the earlier you can start setting aside college money, the better. Unless you're in a position to make a large lump sum investment, the most sensible approach is to invest modest amounts regularly. Your financial adviser can help organize a program tailored to your specific requirements.


COLLEGE MONEY FOR FOUR DAUGHTERS

During the summer, the carefully manicured yard at their southern Wisconsin home blooms with roses, day lilies and other perennials - thanks in no small part to the gardening work done by the four daughters of Doug Andrews and his wife, Maureen Murphy. That's the youngest of the four, 3-year-old Glenna, holding the watering can in the inset photo at the right.

[Photo:  Glenna]

     Recently Glenna joined her older sisters - Annamarie, 7; Elissa, 10; and Megan, 12 - as members of The New Economy Fund shareholder family. Their parents have opened accounts in the fund for each of their daughters as a means of setting aside money for the girls' educational expenses.

     Maureen is an accountant; Doug, a radiologist. They met as students at Carleton College in Minnesota in the early 1970s. The daughter of a physician who had health problems that became financial problems for the family during her college years, Maureen is determined to plan ahead very carefully for the girls' education.

[Photo:  school supplies]

     "College for them is still quite a few years away," she says. "But I've learned from experience that it makes sense to start setting aside money early and be prepared when the time comes. The cost of tuition, books and everything else is going to be a multiple of what it was when Doug and I were in school."

[Photo:  Doug Andrews and Maureen Murphy and family]

[Pull Quote]
For a child born today, the price tag for four years of education could be well over $100,000 at public universities, and over $200,000 at many private colleges.
[End Pull Quote]

[Photos:  Jill Hogg]

[Pull Quote]
Even today, putting one child through a quality institution of higher learning can cost nearly as much as buying a house.
[End Pull Quote]


FROM THE RANCH TO THE CAMPUS

[Photo:  Jill Hogg and parents]

A junior at the University of Puget Sound in Tacoma, Washington, Jill Hogg has pointed herself toward a career in physical therapy. "I saw how therapy helped my mother when she was very ill a few years ago," she says. "That was when I decided I would like to help people and make them feel better."

     As a child growing up in eastern Oregon, one of Jill's chores was to feed the calves at her family's 580-acre ranch on the Snake River. "I took care of the runts," she recalls, "the ones that always got squeezed out at feeding time." The proceeds from the sale of her calves were invested each year in an account started in The New Economy Fund at the suggestion of the family's financial adviser.

[Photo:  University pendant and bullhorn]

     "The account was set up in 1986 to accumulate money for Jill's college expenses," says her father, Jim Hogg. "We felt this was a sensible way to help prepare for the cost of her education. Up to now we haven't had to dip into the account, but we'll be starting to do that pretty soon."

     To help pay for her education, Jill works part time, devoting several hours each workday afternoon to taking care of a pair of six-year-olds who live near the campus. "They keep me hopping," she says. "But they're fun to be around."


GIVING SOME THOUGHT TO THE IVY LEAGUE

[Photo:  sons playing roller hockey]

They are 10, 12 and 15 - full of energy, active in sports. All three play roller hockey. Tim, the 10-year-old, plays basketball and baseball. His older brothers, Matthew and Louis, their playing days behind them, have turned to umpiring Little League games.

     From their home near the Jersey Shore, an hour's drive south of New York City, Bonnie Sobo's three sons occasionally travel with her on weekends to Long Island and Philadelphia to watch the Mets and Phillies, or to the Meadowlands for hockey games. "We're definitely a sports-oriented family," says Bonnie, who plays tennis and is learning golf. "There are days when I stay pretty busy driving the boys around to games and practices."

     A widow, Bonnie acknowledges that she has her hands full raising the trio and keeping up with them. "It's a big challenge," she says, "but one I thoroughly enjoy."

     One aspect of the challenge Bonnie is likely to face in a few years is financing their educations. She expects that all three will go to college. Her oldest, Louis, has already declared that he would like to attend an Ivy League school, and it's not inconceivable that one or both of his brothers may follow suit.

     With help from the family's broker and from Bonnie's father, a professional financial planner, Bonnie has opened accounts in The New Economy Fund for all three boys. "Those accounts are earmarked strictly for college," she says. "There'll come a time when the money can be put to very good use."

[Photo:  baseball mitt and ball]
[Photos:  Bonnie Sobo and sons]

[Pull Quote]
As with any investment program, the earlier you can start setting aside college money, the better.
[End Pull Quote]

[Photos:  Tyler Suacci]

[Pull Quote]
A good education delivers excellent value with a host of benefits. [End Pull Quote]


A FRESHMAN WITH AN INTEREST IN BUSINESS

[Photo:  Tyler Suacci and family]

During his senior year in high school, Tyler Suacci visited nine college campuses before deciding to attend the University of Santa Clara, a two-hour drive from his family's home in northern California. "I want to study decision and information science in the business school with a minor in math," he says.

     Tyler's father, John, runs a small machine shop business in Novato, California. The company uses robotic and other high-precision equipment to manufacture parts, mainly for the computer industry. His mother, Cathy, handles the firm's books in addition to working as an X-ray technician.

     "Putting a child through school nowadays is a major investment," she says. "You have to start planning for it early." In the 1980s, the Suaccis opened accounts in The New Economy Fund for both Tyler and his sister, Brianne, a high school senior. "Our thinking was that we should be in growth stocks and we should have professional investment management," says John. "Our money comes too hard to fritter it away playing the market on our own."

     The Suaccis have begun drawing on Tyler's NEF account to pay for some of his college expenses. "So far we haven't had to tap into the account as much as we'd expected," says John. "That's the good news. However, Tyler is only a freshman and he has his eye on graduate study, so there are plenty of expenses still ahead."

[Photo:  schoolbag and books]


THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1996

-------------------------------------------                 ---------
Largest Holdings by Industry
Broadcasting & Publishing                                       14.21%
Miscellaneous Financial Services                                 7.81
Telecommunications                                               7.69
Merchandising                                                    7.20
Banking                                                          6.82
All Other Industries                                            44.54
Cash & Equivalents                                              11.73
-------------------------------------------                 ---------
                                                              Percent
                                                                   of
                Largest Stock Holdings                     Net Assets

Federal National Mortgage                                        3.12%
Federal Home Loan Mortgage                                       2.10
ING Groep                                                        1.95
Tele-Communications, TCI Group                                   1.80
Time Warner                                                      1.78
Walt Disney                                                      1.65
Viking Office Products                                           1.65
Viacom                                                           1.47
United HealthCare                                                1.44
Carnival                                                         1.40
-------------------------------------------                 ---------    ---------   ---------

                                                                            Market     Percent
Stocks                                                        Shares         Value      of Net
(Common & Preferred )                                                        (000)      Assets
----------------------------------------                    ---------    ---------   ---------
BROADCASTING & PUBLISHING - 14.21%
Tele-Communications, Inc., Series A, TCI Group /1/          5,620,165      $75,872       1.80%
Time Warner Inc.                                            1,840,220       74,989         1.78
Viacom Inc., Class B /1/                                    1,650,000       62,288         1.47
Tele-Communications, Inc., Series A, Liberty Media
 Group /1/                                                  1,819,266       45,482         1.08
Mediaset (Italy)/1/ /2/                                     8,410,000       40,236          .95
News Corp. Ltd., preferred shares (Australia)               2,798,715       12,298
News Corp. Ltd.                                             2,076,719       11,051
News Corp. Ltd. (American Depositary
 Receipts)                                                    470,000        9,988          .88
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                               235,000        4,054
Comcast Corp., Class A, special stock                       2,050,000       34,338          .81
Gaylord Entertainment Co., Class A                          1,411,200       30,164          .71
International Family Entertainment, Inc.,
 Class B /1/                                                1,562,500       24,023          .57
U S WEST Media Group /1/                                    1,200,000       22,950          .54
Quebecor Printing Inc. (Canada)                             1,200,000       21,750          .51
Grupo Televisa, SA (American Depositary
 Receipts) (Mexico) /1/                                       760,000       20,710          .49
EMAP PLC (United Kingdom)                                   1,400,000       17,180          .41
Tele-Communications International, Series A /1/             1,088,000       16,320          .39
CANAL+ (France)                                                66,025       15,147          .36
Thomson Corp. (Canada)                                        600,000       13,497          .32
Chris-Craft Industries, Inc. /1/                              309,000       12,630          .30
AUDIOFINA (Luxembourg)                                        262,150       11,695          .28
Arnoldo Mondadori Editore SpA (Italy)                       1,000,000        8,370          .20
Golden Books Family Entertainment, Inc. /1/                   500,000        5,750          .14
Soft Bank Corp. (Japan)                                        53,508        3,995          .09
New York Times Co., Class A                                   100,000        3,738          .09
All American Communications, Inc., Class B /1/                170,000        1,658          .04
MISCELLANEOUS FINANCIAL SERVICES - 7.81%
Federal National Mortgage Assn.                             3,200,000      132,000         3.12
Federal Home Loan Mortgage Corp.                              775,000       88,544         2.10
Capital One Financial Corp.                                   875,000       31,609          .75
Student Loan Marketing Assn.                                  280,000       26,915          .64
ADVANTA Corp., Class A                                        428,000       19,046
ADVANTA Corp., Class B                                         40,000        1,680          .49
First Data Corp.                                              450,000       17,944          .42
ORIX Corp. (Japan)                                            320,000       12,199          .29
TELECOMMUNICATIONS - 7.69%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                    1,541,960       46,837         1.11
Telecom Corp. of New Zealand Ltd. (New Zealand) /2/         8,644,000       45,547
Telecom Corp. of New Zealand Ltd.                             166,480          877         1.10
AirTouch Communications /1/                                 1,550,000       39,719          .94
Mannesmann AG (Germany)                                        75,000       31,293          .74
Tele Danmark AS, Class B (American Depositary
 Receipts) (Denmark)                                          704,700       17,618          .65
Tele Danmark AS, Class B                                      200,000        9,975
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts)
 (Brazil)                                                     267,493       20,263          .48
Telefonica de Espana, SA (American
 Depositary Receipts) (Spain)                                 170,000       11,220          .47
Telefonica de Espana, SA                                      400,000        8,765
STET-Societa Finanziaria Telefonica p.a.
 (Italy)                                                    4,300,000       18,308
STET-Societa Finanziaria Telefonica p.a.,                                                   .44
 preferred shares                                             150,000          461
Hong Kong Telecommunications Ltd. (Hong Kong)               9,700,000       16,812          .40
MCI Communications Corp.                                      450,000       13,725          .33
ALLTEL Corp.                                                  345,300       11,006          .26
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                                   225,000        9,731          .23
Technology Resources Industries Bhd.
 (Malaysia) /1/                                             4,320,000        8,806          .21
AT&T Corp.                                                    207,300        8,137          .19
Globalstar Telecommunications Ltd., 6.50%
 convertible preferred /2/                                    100,000        5,800          .14
MERCHANDISING - 7.20%
Viking Office Products, Inc. /1/                            2,220,000       69,514         1.65
Giordano Holdings Ltd. (Hong Kong)                         34,203,000       30,082          .71
Consolidated Stores Corp. /1/                                 800,000       29,600          .70
H & M Hennes & Mauritz AB, Class B (Sweden)                   205,000       29,578          .70
Circuit City Stores, Inc.                                     850,000       28,369          .67
Walgreen Co.                                                  400,000       16,700          .39
Wal-Mart Stores, Inc.                                         575,000       14,662          .35
Barnes & Noble, Inc. /1/                                      429,600       13,425          .32
Home Depot, Inc.                                              206,000       10,738          .25
Gymboree Corp. /1/                                            356,600       10,074          .24
Giant Food Inc., Class A                                      250,000        8,437          .20
Tesco PLC (United Kingdom)                                  1,445,485        8,274          .19
Home Shopping Network, Inc. /1/                               700,000        7,875          .19
Garden Ridge Corp. /1/                                        850,000        7,012          .17
Dickson Concepts (International) Ltd. (Hong Kong -
 Incorporated in Bermuda)                                   1,796,400        6,599          .16
Michaels Stores, Inc. /1/                                     600,000        6,000          .14
MSC Industrial Direct Co., Inc., Class A /1/                  100,000        3,738          .09
Williams-Sonoma, Inc. /1/                                     100,000        3,475          .08
BANKING - 6.82%
Wells Fargo & Co.                                             116,666       33,206          .78
Old Kent Financial Corp.                                      661,500       30,925          .73
Norwest Corp.                                                 630,000       29,452          .70
Golden West Financial Corp.                                   350,000       23,625          .56
Charter One Financial, Inc.                                   472,500       20,554          .49
Allied Irish Banks, PLC (Ireland)                           2,900,000       19,085          .45
Royal Bank of Canada (Canada)                                 500,000       18,474          .44
Barclays PLC (United Kingdom)                               1,000,000       17,205          .41
Banco de Santander, SA (Spain)                                270,000       14,625          .34
Banc One Corp.                                                275,000       13,097          .31
U. S. Bancorp                                                 264,600       11,312          .27
Hibernia Corp., Class A                                       869,100       11,298          .27
Keystone Financial, Inc.                                      375,000       10,102          .24
Sakura Finance (Bermuda) Trust, convertible
 preference share units (Japan) /1/                               177        9,982          .24
Grupo Financiero Banamex Accival, SA de CV,
 Series L (Mexico) /1/                                      3,024,415        5,493
Grupo Financiero Banamex Accival, SA de CV,                                                 .21
 Series B /1/                                               1,745,000        3,443
Swedbank, Class A (Sweden)                                    490,000        8,107          .19
Philippine Commercial International Bank, Inc.
 (Philippines)                                                607,600        8,091          .19
INSURANCE - 6.62%
ING Groep NV (Netherlands)                                  1,335,575       46,748
ING Groep NV, warrants, expire 2001 /1/                     5,200,000       35,589         1.95
Fairfax Financial Holdings Ltd. (Canada) /1/                  226,000       50,252         1.19
EXEL Ltd. (Bermuda)                                         1,150,000       43,556         1.03
Travelers/Aetna Property Casualty Corp., Class A              900,000       31,050          .74
PartnerRe Holdings Ltd. (Bermuda)                             820,000       26,650          .63
American International Group, Inc.                            150,000       17,250          .41
Irish Life PLC (Ireland)                                    2,584,124       11,949          .28
PMI Group, Inc.                                               162,000        9,396          .22
Trenwick Group Inc.                                           144,900        7,064          .17
COMPUTER SERVICES & SOFTWARE - 5.85%
Oracle Corp. /1/                                            1,167,900       57,227         1.35
Electronic Data Systems Corp. (formerly General
 Motors Corp., Class E)                                       740,000       35,798          .85
CUC International Inc. /1/                                  1,050,000       27,694          .66
Shared Medical Systems Corp.                                  400,000       19,900          .47
Tech Data Corp. /1/                                           600,000       18,000          .43
Sybase, Inc. /1/                                              950,600       16,754          .40
Electronic Arts /1/                                           495,300       15,912          .38
Broderbund Software, Inc. /1/                                 300,000        9,000          .21
Policy Management Systems Corp. /1/                           220,000        8,800          .21
Avid Technology, Inc. /1/                                     650,000        8,369          .20
MacNeal-Schwendler Corp.                                      670,000        5,862          .14
Fractal Design Corp. /1/                                      400,000        4,750          .11
Macromedia, Inc. /1/                                          225,100        4,080          .10
Wonderware Corp. /1/                                          430,000        4,031          .09
Nets Inc., convertible preferred, Class B/1/ /2/ /3/          175,000        3,500          .08
BTG, Inc. /1/                                                 150,000        3,019          .07
Acclaim Entertainment, Inc. /1/                               450,000        2,334          .05
American Management Systems, Inc. /1/                          62,000        2,205          .05
ENTERTAINMENT & LEISURE - 4.85%
Walt Disney Co.                                               947,000       69,841         1.65
Carnival Corp., Inc., Class A                               1,870,000       59,139         1.40
Mirage Resorts, Inc. /1/                                    1,100,000       26,538          .63
Harrah's Entertainment, Inc. /1/                            1,411,800       25,059          .59
Circus Circus Enterprises, Inc. /1/                           300,000       10,950          .26
Station Casinos, Inc. /1/                                     725,000        7,703          .18
Nintendo Co., Ltd. (Japan)                                     80,000        5,657          .14
HEALTH & HOSPITAL SERVICES - 3.55%
United HealthCare Corp.                                     1,410,000       60,806         1.44
Columbia/HCA Healthcare Corp.                                 517,500       20,700          .49
PacifiCare Health Systems, Inc., Class A /1/                  120,000        9,480
PacifiCare Health Systems, Inc., Class B /1/                  100,000        8,300          .42
Humana Inc. /1/                                               500,000        9,437          .22
Human Genome Sciences, Inc. /1/                               250,000        9,313          .22
Value Health, Inc. /1/                                        450,000        8,156          .19
Vivra Inc. /1/                                                200,000        6,150          .15
Cerner Corp. /1/                                              400,000        5,950          .14
Nu Skin Asia Pacific, Inc., Class A /1/                       200,000        5,925          .14
Health Systems International, Inc., Class A /1/               245,500        5,647          .14
ELECTRONIC DATA PRODUCTS - 2.88%
America Online, Inc. /1/                                    1,030,000       36,436          .86
Intel Corp.                                                   250,000       31,719          .75
General Instrument Corp. /1/                                1,285,100       28,433          .68
Avnet, Inc.                                                   370,000       21,645          .51
Lucent Technologies Inc.                                       64,816        3,322          .08
MISCELLANEOUS BUSINESS SERVICES - 2.83%
Rentokil Group PLC (United Kingdom)                         7,429,900       54,205         1.28
Ceridian Corp. /1/                                            400,000       19,250          .46
Robert Half International Inc. /1/                            400,000       14,900          .35
Pittston Brink's Group                                        580,000       14,790          .35
Concord EFS, Inc. /1/                                         307,500        8,956          .21
EarthWatch Inc., 12% convertible preferred,
 Series C /1/ /2/ /3/ /4/                                     500,000        5,358          .13
DecisionOne Holdings Corp. /1/                                132,200        2,049          .05
RESTAURANTS - 2.32%
Brinker International, Inc. /1/                             2,750,000       50,875         1.21
McDonald's Corp.                                              520,000       24,310          .58
Foodmaker, Inc. /1/                                         1,900,000       17,337          .41
Sizzler International, Inc. /1/                             1,375,000        3,953          .09
Outback Steakhouse, Inc. /1/                                   50,000        1,444          .03
ENERGY SERVICES - 2.13%
Helmerich & Payne, Inc.                                       738,000       39,667          .94
Schlumberger Ltd. (Netherlands Antilles)                      250,000       26,000          .62
Transocean Offshore Inc.                                      400,000       24,100          .57
COMPUTER SYSTEMS - 1.23%
Silicon Graphics, Inc. /1/                                  1,060,000       21,067          .50
Bay Networks, Inc. /1/                                        600,000       16,050          .38
International Business Machines Corp.                          47,000        7,491          .18
Digital Equipment Corp. /1/                                   200,000        7,350          .17
DIVERSIFIED SERVICES - 1.12%
Brambles Industries Ltd. (Australia)                        1,350,000       23,617          .56
Benpres Holdings Corp. (Global Depositary
 Receipts) (Philippines) /1/ /2/                            1,209,190        8,888
Benpress Holdings Corp. (Global Depositary                                                  .30
 Receipts) /1/                                                509,050        3,742
First Pacific Co. Ltd. (Hong Kong)                          8,000,000       11,123          .26
HOTELS & MOTELS - 1.09%
Marriott International, Inc.                                  755,000       42,091         1.00
Promus Hotel Corp. /1/                                        122,900        3,964          .09
REAL ESTATE - 0.94%
Host Marriott Corp. /1/                                     1,650,000       25,163          .59
Mitsubishi Estate Co., Ltd. (Japan)                         1,160,000       14,673          .35
ELECTRIC UTILITIES - 0.79%
Southern Electric PLC (United Kingdom)                      1,500,000       17,688          .42
National Power PLC (United Kingdom)                         2,000,000       15,533          .37
ADVERTISING - 0.66%
Interpublic Group of Companies, Inc.                          360,000       17,820          .42
Omnicom Group Inc.                                            200,000       10,200          .24
ENVIRONMENTAL SERVICES - 0.55%
WMX Technologies, Inc.                                        320,000       11,520          .27
Ecolab Inc.                                                   200,000        7,775          .19
Waste Management International PLC (American
 Depositary Receipts) (United Kingdom) /1/                    415,000        3,735          .09
INFORMATION & PRINTING SERVICES - 0.52%
Primark Corp. /1/                                             838,900       22,021          .52
SAFETY AND SECURITY SERVICES - 0.46%
ADT Ltd. (Bermuda) /1/                                        500,000       10,250          .24
Rollins, Inc.                                                 500,000        9,312          .22
ENGINEERING & CONSTRUCTION - 0.44%
Jacobs Engineering Group Inc. /1/                             775,000       18,697          .44
DELIVERY SERVICES - 0.34%
Federal Express Corp. /1/                                     320,000       14,160          .34
AIRLINES - 0.34%
Southwest Airlines Co.                                        350,000        8,663          .21
AMR Corp. /1/                                                  60,000        5,475          .13
RAIL & ROAD SERVICES - 0.25%
Werner Enterprises, Inc.                                      450,000        7,256          .17
Greyhound Lines, Inc. /1/                                     825,000        3,197          .08
MISCELLANEOUS PUBLIC SERVICES - 0.03%
Eurotunnel SA, units (France) /1/                             910,268        1,264          .03
MISCELLANEOUS
Other stocks in initial period of acquisition                              200,491         4.75
                                                                         ---------   ---------
TOTAL STOCKS
 (cost: $2,660,271,000)                                                  3,727,753        88.27
                                                            Principal    ---------   ---------
                                                               Amount
Short-Term Securities                                           (000)
----------------------------------------                    ---------    ---------   ---------
CORPORATE SHORT-TERM NOTES- 10.92%
E.I. du Pont de Nemours and Co.5.27% due
 1/13-1/28/97                                                 $60,625       60,206         1.43
General Electric Co. 5.25% due
 12/13-12/20/96                                                48,700       48,586         1.15
Beneficial Corp. 5.25%-5.33% due
 12/2/96-1/17/97                                               48,400       48,227         1.14
Ameritech Capital Funding Corp. 5.25%-5.28% due
 12/19/96-2/7/97                                               41,300       41,041          .97
Ford Motor Credit Co. 5.25%-5.33% due
 12/12/96-1/9/97                                               40,000       39,856          .94
American Express Credit Corp. 5.25%-5.33% due
 12/12/96-1/23/97                                              38,600       38,486          .91
Lucent Technologies Inc. 5.24%-5.40% due
 12/3-12/18/96                                                 38,500       38,449          .91
J.C. Penney Funding Corp. 5.31% due
 12/4/96                                                       37,600       37,578          .89
International Lease Finance Corp. 5.28%-
 5.30% due 12/9/96-1/22/97                                     37,500       37,293          .88
Weyerhaeuser Co. 5.25%-5.29% due
 12/11/96-1/23/97                                              34,000       33,831          .80
Sara Lee Corp. 5.24%-5.25% due
 12/4-12/24/96                                                 26,500       26,441          .63
General Electric Capital Corp. 5.31% due
 1/8-1/15/97                                                   11,200       11,126          .27
Federal Agency Discount Notes- 1.28%
Federal National Mortgage Assn. 5.215%-
 5.415% due 12/6-12/19/96                                      54,435       54,358         1.28
                                                                         ---------   ---------
TOTAL SHORT-TERM SECURITIES
 (cost: $515,482,000)                                                      515,478        12.20
                                                                         ---------   ---------
TOTAL INVESTMENT SECURITIES
 (cost: $3,175,753,000)                                                  4,243,231       100.47

Excess of payables over cash and receivables                                19,942          .47
                                                                         ---------   ---------
NET ASSETS                                                              $4,223,289     100.00%
                                                                         =========   =========



/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/ Valued under procedures established by the Board
 of Trustees
/4/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


See Notes to Financial Statements

Stocks appearing in the portfolio
since May 31, 1996
-------------------------------------------

Allied Irish Banks
American Management Systems
BTG
Ceridian
Concord EFS
Garden Ridge
Globalstar Telecommunications
Gymboree
Hong Kong Telecommunications
Lucent Technologies
Macromedia
Mitsubishi Estate
MSC Industrial Direct
Nets
Nu Skin Asia Pacific
Royal Bank of Canada
Sakura Finance (Bermuda) Trust
Shared Medical Systems
Southern Electric
Swedbank
Thomson
Wonderware


Stocks eliminated from the portfolio
since May 31, 1996
-------------------------------------------

AMBAC
Arbor Drugs
Australia and New Zealand Banking Group
Banco Popular Espanol
Canadian National Railway System
CESP - Companhia Energetica de Sao Paulo
Cifra
Cincinnati Financial
CKAG Colonia Konzern
Compuware
Coram Healthcare
Delhaize 'Le Lion'
Dow Jones & Co.
Duty Free International
FHP International
Havas
Host Marriott Services
Ito-Yokado
Landmark Graphics
LIN Television
Mercantile Bancorporation
News International
Noble Drilling
Nortel Inversora
Octel Communications
Renaissance Communications
Selective Insurance Group
SFX Broadcasting
Shoe Carnival
Talbots
Telephone and Data Systems
Toys 'R' Us
Turner Broadcasting System
Washington Mutual Savings Bank

The New Economy Fund
Financial Statements
Statement of Assets and                                          (dollars in
Liabilities at November 30, 1996                                  thousands)
                                                 -----------     -----------
Assets:
Investment securities at market
 (cost: $3,175,753)                                               $4,243,231
Cash                                                                   1,454
Receivables for-
 Sales of investments                                  $ 797
 Sales of fund's shares                                3,459
 Dividends                                             3,222           7,478
                                                 -----------     -----------
                                                                   4,252,163
Liabilities:
Payables for-
 Purchases of investments                             21,801
 Repurchases of fund's shares                          3,460
 Management services                                   1,478
 Accrued expenses                                      2,135          28,874
Net Assets at November 30, 1996-                 -----------     -----------
 Equivalent to $18.50 per share on
 228,291,978 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                      $4,223,289
                                                                  ==========



Statement of Operations                                          (dollars in
for the year ended November 30, 1996                              thousands)
----------------------------------------         -----------     -----------
Investment Income:
Income:
 Dividends                                          $ 39,669
 Interest                                             25,895        $ 65,564
                                                 -----------
Expenses:
 Management services fee                              17,016
 Distribution expenses                                 8,452
 Transfer agent fee                                    4,626
 Reports to shareholders                                 260
 Registration statement and prospectus                   329
 Postage, stationery and supplies                        897
 Trustees' fees                                          107
 Auditing and legal fees                                  68
 Custodian fee                                           675
 Taxes other than federal income tax                      60
 Other expenses                                           99          32,589
                                                 -----------     -----------
 Net investment income                                                32,975
                                                                 -----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                    256,063
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                   815,599
 End of year                                       1,067,480
  Net unrealized appreciation                    -----------
   on investments                                                    251,881
 Net realized gain and unrealized                                -----------
  appreciation on investments                                        507,944
Net Increase in Net Assets                                       -----------
 Resulting from Operations                                          $540,919
                                                                  ==========


                                                                 (dollars in
Statement of Changes in Net Assets                                thousands)
----------------------------------------         -----------     -----------

                                                  Year ended     November 30
                                                         1996            1995
Operations:                                      -----------     -----------
Net investment income                             $   32,975      $   39,905
Net realized gain on investments                     256,063         146,663
Net unrealized appreciation
 on investments                                      251,881         460,558
                                                 -----------     -----------
 Net increase  in net assets
  resulting from operations                          540,919         647,126
                                                 -----------     -----------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                 (40,512)        (33,138)
Distributions from net realized
 gain on investments                                (143,588)       (120,976)
                                                 -----------     -----------

 Total dividends and distributions                  (184,100)       (154,114)
                                                 -----------     -----------
Capital Share Transactions:
Proceeds from shares sold:
 46,030,628 and 50,144,726
 shares, respectively                                791,270         747,511
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 10,959,728 and 10,606,653 shares,
 respectively                                        174,287         145,052
Cost of shares repurchased:
 36,172,855 and 30,229,239
 shares, respectively                               (621,663)       (454,846)
                                                 -----------     -----------
 Net increase in net assets resulting
  from capital share transactions                    343,894         437,717
                                                 -----------     -----------
Total Increase in Net Assets                         700,713         930,729

Net Assets:
Beginning of year                                  3,522,576       2,591,847
End of year (including undistributed             -----------     -----------
 net investment income: $20,277 and
 $27,814, respectively)                           $4,223,289      $3,522,576
                                                  ==========      ==========



 See Notes to Financial Statements

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $675,000 includes $18,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of November 30, 1996 net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,067,478,000, of which $1,219,818,000 related to appreciated securities and $152,340,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1996. The cost of portfolio securities for book and federal income tax purposes was $3,175,753,000 at November 30, 1996.

3. The fee of $17,016,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1996, distribution expenses under the Plan were $8,452,000. As of November 30,1996, accrued and unpaid distribution expenses were $1,946,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,626,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,388,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1996, aggregate amounts deferred and earnings thereon were $80,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1996, accumulated undistributed net realized gain on investments was $256,130,000 and paid-in capital was $2,879,402,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,228,263,000 and $1,004,804,000, respectively, during the year ended November 30, 1996.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1996, such non-U.S. taxes were $2,558,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $29,000 for the year ended November 30, 1996.


PER-SHARE DATA AND RATIOS /1/


                                                          Year      ended   November            30
                                         ---------    --------   --------   --------   ----------
                                               1996        1995       1994       1993         1992
                                         ---------    --------   --------   --------     --------
Net Asset Value, Beginning
 of Year                                      16.98       14.65      16.47      13.17        10.98
                                         ---------    --------   --------   --------     --------

Income from Investment
 Operations:
 Net investment income                         .14         .20        .17        .11          .08
 Net realized and unrealized
  gain (loss) on investments                  2.26        2.99       (.59)       3.75         2.45
  Total income (loss) from               ---------    --------   --------   --------     --------
   investment operations                      2.40        3.19       (.42)       3.86         2.53
                                         ---------    --------   --------   --------     --------
Less Distributions:
 Dividends from net investment
  income                                      (.19)       (.18)      (.12)      (.07)        (.14)
 Distributions from net realized
  gains                                       (.69)       (.68)     (1.28)      (.49)        (.20)
                                         ---------    --------   --------   --------     --------
   Total distributions                        (.88)       (.86)     (1.40)      (.56)        (.34)
                                         ---------    --------   --------   --------     --------
Net Asset Value, End of Year                   18.5       16.98      14.65      16.47        13.17
                                         =========    ========   ========   ========     ========
Total Return /2/                             15.00%      23.22%   (2.94)%      30.60%       23.58%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $4,223      $3,523     $2,592     $1,912       $1,115
 Ratio of expenses to average
  net assets                                   .84%        .88%       .85%       .85%         .89%
 Ratio of net income to
  average net assets                           .85%       1.33%      1.25%       .76%         .67%
 Average commissions
  paid per share /3/                    1.17 cents   .16 cents  .38 cents  .30 cents   3.29 cents
 Portfolio turnover rate                     29.54%      27.03%     25.51%     26.97%       19.03%


 /1/ Adjusted to reflect the 100% share dividend effective May
  26, 1994.
 /2/ Calculated without deducting a sales charge. The
  maximum sales charge is 5.75% of the fund's offering price.
 /3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP

Los Angeles, California
December 20, 1996


1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 23% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


THE AMERICAN FUNDS GROUP(R) SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

     Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment.

     Sales charges are reduced on a sliding scale as your investments increase. You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your minor children have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

     Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

INVESTING WITH STYLE

Our multitude of free services are designed to help you meet your needs quickly, effortlessly and efficiently.

AMERICAN FUNDSLINE(R) - Handle transactions over the phone, 24 hours a day. Exchange shares between funds, order checks, obtain current prices and investment returns, check your share balances, request duplicate statements, confirm your most recent transaction, and redeem shares - all on your timetable. Just call 800/325-3590.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.
DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs.

You may:

- Automatically reinvest distributions back into the fund at no sales charge.

- Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)

-    Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a new fund, you must meet that fund's minimum investment requirement. An exchange constitutes a sale and purchase for tax purposes.

OTHER SERVICES - Stay on top of your investments with ACCOUNT STATEMENTS that keep you abreast of the activity in your account, CONSOLIDATED QUARTERLY STATEMENTS to reduce paperwork if you have multiple accounts, and YEAR-END TAX REPORTS that show the dividends and any capital gain distributions paid to you during the year.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges. If, however, the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds, the value of those shares would apply toward reducing sales charges.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR PHONE AMERICAN FUNDS SERVICE COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE, CALL TOLL-FREE (8 A.M. TO 8 P.M. ET) FROM ANYWHERE IN THE U.S.: 800/421-0180

[map]
WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205

[map]
WEST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

[map]
EAST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007

[map]
EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280

THE NEW ECONOMY FUND

BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate Director and author; former United States Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

ALAN W. CLEMENTS
London, England
Private investor; former Executive Director - Finance, Imperial Chemical Industries PLC

ROBERT B. EGELSTON
Los Angeles, California
Chairman of the Board of the fund
Former Chairman of the Board,
The Capital Group Companies, Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
President and Vice Chairman
of the Board of the fund
Senior Vice President and Director, Capital
Research and Management Company

GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio; President, Greenspring Co.; former President, American Public Radio (now Public Radio International)

NORMAN R. WELDON, PH.D.
Miami, Florida
Managing Director, Partisan Management Group Inc.;
Chairman of the Board, Novoste Corporation

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; lecturer, Department of
Molecular Biology, Princeton University

OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California

Executive Vice President of the fund
Director, Capital Research and Management
Company; Senior Vice President and Director,
Capital Research Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research Company

JAMES B. LOVELACE
Los Angeles, California
Senior Vice President of the fund
Vice President, Capital Research and Management Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

STEVEN N. KEARSLEY
Los Angeles, California
Vice President and Treasurer of the fund
Vice President and Treasurer, Capital Research and Management Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
(Please write to the office nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/AL/3047
Lit. No. NEF-011-0197

[The American Funds Group(r)]